UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:  August 14, 2003

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                 1-11871                   11-3312952
     ------------------           ------------            -------------------
       (State or other            (Commission              (I.R.S. Employer
         jurisdiction             File Number)            Identification No.)
      of incorporation)

150 East 58th Street, Suite 3238                                10155
New York, New York
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 15, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated August 15, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On  August  15,  2003,  Commodore  Applied   Technologies,   Inc.  (the
"Company") issued a press release announcing its 2003 2nd quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to
Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  August 15, 2003                   By:      /s/ James M. DeAngelis
                                                  ----------------------
                                                  James M. DeAngelis
                                                  Senior Vice President and
                                                  Chief Financial Officer

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

                                  EXHIBIT INDEX


       Exhibit No.
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         99.1    Press Release dated August 15, 2003 issued by Commodore Applied
                 Technologies, Inc.



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